UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2003 (April 2, 2003)

NATIONAL COMMERCE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-6094	62-0784645

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Commerce Square, Memphis, Tennessee	38103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-3434

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

A press release issued by National Commerce Financial Corporation on April 2, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COMMERCE FINANCIAL CORPORATION

By:	/S/ SHELDON M. FOX
Name: Sheldon M. Fox Title: Chief Financial Officer,

Date: April 8, 2003

EXHIBITS

99.1	Press Release, dated April 2, 2003